Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Fluor Corporation (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

• the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

• the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003

/s/ Alan L. Boeckmann
Alan L. Boeckmann
Chief Executive Officer

/s/ D. Michael Steuert
D. Michael Steuert
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Fluor Corporation and will be retained by Fluor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.